Exhibit 99.1

AeroCentury Corp. Pays Special Cash Dividend

PALO ALTO, California, Oct. 13, 2021 /PRNewswire/ — AeroCentury Corp. (“AeroCentury” or the “Company”) (NYSE American: ACY), today announced that in connection with the Company’s exit from Chapter 11 reorganization, as set forth in the Combined Disclosure Statement and Joint Chapter 11 Plan of Reorganization of AeroCentury Corp, and Its Affiliated Debtors Docket No. 0282 (the “Plan”) which was previously approved by the U.S. Bankruptcy Court for the District of Delaware on August 31, 2021, the Company paid the previously-approved special cash dividend of $0.6468 per share (the “Dividend”) to stockholders (“Legacy Shareholders”) that hold shares of Common Stock of the Company as of the effective date of the Plan prior to the sale and issuance of Common Stock of the Company to the plan sponsor investors led by Yucheng Hu. The record date for the Dividend and the effective date of the Plan was September 30, 2021. The Dividend was paid to the Legacy Shareholders on October 13, 2021.

Yucheng Hu, the Company’s Chief Executive Officer, said: “We are very pleased to distribute the special cash dividends to the legacy shareholders which represent the return and gratitude to the shareholders. We look forward to bringing growing earnings to shareholders through development of the Company’s legacy aircraft leasing business and potential new business. AeroCentury is poised to continue meeting our capital return commitments across diversified development and creating enhanced shareholder value.”

About AeroCentury Corp.

AeroCentury is an independent global aircraft lessor and finance company specializing in regional aircraft and related engines.

Forward-Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose," and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees for future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, are: the ability to manage growth; ability to identify and integrate other future acquisitions; ability to obtain additional financing in the future to fund capital expenditures; fluctuations in general economic and business conditions; costs or other factors adversely affecting the Company's profitability; litigation involving patents, intellectual property, and other matters; potential changes in the legislative and regulatory environment; a pandemic or epidemic. The forward-looking statements in this press release and the Company’s future results of operations are subject to additional risks and uncertainties set forth under the heading “Factors that May Affect Future Results and Liquidity” in documents filed by the Company with the Securities and Exchange Commission, including the Company's quarterly reports on Form 10-Q and the Company’s latest annual report on Form 10-K, and are based on information available to the Company on the date hereof. In addition, such risks and uncertainties include the Company’s inability to predict or control bankruptcy proceedings and the uncertainties surrounding the ability to generate cash proceeds through the sale or other monetization of the Company’s assets. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Such information speaks only as of the date of this release.

Carol Wang
Chief Financial Officer
(650) 340-1888